Exhibit 10.1

FORM OF LOCK-UP AGREEMENT

____________, 2026

Re:	Underwriting Agreement, dated as of ____________, 2026 (the “Underwriting Agreement”), between MAIA Biotechnology, Inc. (the “Company”) and Konik Capital Partners LLC, a division of T.R. Winston & Company (the “Underwriter”).

Ladies and Gentlemen:

Capitalized terms used but not defined in this letter agreement (this “Letter Agreement”) shall have the meanings set forth in the Underwriting Agreement. Pursuant to Section 5(i) of the Underwriting Agreement and in satisfaction of a condition of the Company’s obligations under the Underwriting Agreement, the undersigned irrevocably agrees with the Company that, from the date hereof until sixty (60) days after the Closing Date (such period, the “Restriction Period”) the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to, any shares of Common Stock of the Company or securities convertible, exchangeable or exercisable into, shares of Common Stock of the Company beneficially owned, held or hereafter acquired by the undersigned (the “Securities”) or make any demand for or exercise any right or cause to be filed a registration, including any amendments thereto, with respect to the registration of any shares of Common Stock or Common Stock Equivalents or publicly disclose the intention to do any of the foregoing. Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the transfer agent of the Company from effecting any actions in violation of this Letter Agreement.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Securities provided that (1) the Company receives a signed lock-up letter agreement (in the form of this Letter Agreement) for the balance of the Restriction Period from each donee, trustee, distributee, or transferee, as the case may be, prior to such transfer, (2) any such transfer shall not involve a disposition for value, and (3) neither the undersigned nor any donee, trustee, distributee or transferee, as the case may be, otherwise voluntarily effects any public filing or report regarding such transfers, with respect to transfer:

i)	as a bona fide gift or gifts, or charitable contribution(s);

ii)	to any immediate family member or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

iii)	to any corporation, partnership, limited liability company, or other business entity of the undersigned, or the equityholders thereof, of which consists of the undersigned and/or the immediate family of the undersigned;

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iv)	if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (a) to another corporation, partnership, limited liability company, trust or other business entity that is an Affiliate of the undersigned, (b) in the form of a distribution to limited partners, limited liability company members or stockholders of the undersigned, (c) to any investment fund or other entity that, directly or indirectly, controls or manages, is controlled or managed by, or is under common control or management with the undersigned, or (c) in connection with a sale, merger or transfer of all or substantially all of the assets of the undersigned or any other change of control of the undersigned, not undertaken for the purpose of avoiding the restrictions imposed by this Letter Agreement;

v)	if the undersigned is a trust, to the beneficiary of such trust;

vi)	by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned;

vii)	to any nominee or custodian of a person or entity to whom a transfer or disposition would be permissible under clauses (i) through (vi) above; or

viii)	by operation of law, including pursuant to a court or regulatory agency order, a settlement agreement, a qualified domestic order or in connection with a divorce settlement (including to any nominee or custodian of a person or entity to whom a transfer or disposition would be permissible).

In addition, notwithstanding the foregoing, this Letter Agreement shall not restrict the delivery of shares of Common Stock to the undersigned (A) acquired in (i) open market transactions after the completion of the Offering or (y) as part of the Offering; provided that no filing under Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership shall be voluntarily made in connection with subsequent sales of Shares acquired in the Offering or in such open market transactions, and if the undersigned is required to file a report under Section 16 of the Exchange Act in connection with such transfer during the Lock-up Period, the undersigned shall include a statement in such report to the effect that the filing relates to the transfer or disposition of any Shares or Related Securities purchased by the undersigned in the Offering or on the open market following the Offering; provided, further, that all necessary filings on Form 13F and all necessary filings under Schedule 13G or 13D regarding beneficial ownership shall be permitted; or (B) upon (i) exercise any options granted under any employee benefit plan of the Company; provided that any shares of Common Stock or Securities acquired in connection with any such exercise will be subject to the restrictions set forth in this Letter Agreement, or (ii) the exercise of warrants or any other security convertible into or exercisable for Common Stock; provided that such shares of Common Stock delivered to the undersigned in connection with such exercise or conversion are subject to the restrictions set forth in this Letter Agreement.

Furthermore, the undersigned may enter into any new plan established in compliance with Rule 10b5-1 of the Exchange Act; provided that (i) such plan may only be established if no public announcement or filing with the Securities and Exchange Commission, or other applicable regulatory authority, is made in connection with the establishment of such plan during the Restriction Period and (ii) no sale of shares of Common Stock are made pursuant to such plan during the Restriction Period.

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In the event that a release is granted by the Underwriter to any officer, director or any other stockholder who is a party to a lock-up agreement, other than the undersigned, relating to the restrictions set forth above (each, a “Release” and, collectively, “Releases”), the same percentage of shares held by the undersigned (the “Pro-Rata Release”) shall be immediately, fully and irrevocably released in the same manner and on the same terms from any remaining restrictions set forth above on a pro rata basis; provided that such Pro-Rata Release shall not be applied to the extent that the aggregate percentage of the restricted securities subject to any such Release or Releases is less than or equal to 3% of the shares of Common Stock outstanding prior to completion of the public Offering (calculated on an as-converted, fully-diluted basis and as of the close of business on the date set forth on the cover page of the Prospectus). The Underwriter shall provide at least three business days’ written notice to the Company prior to the effective date of any such Release under this agreement (the effective date of such Release, the “Release Date”), stating the percentage of shares held by such person or entity to be released, with the understanding that the Company shall use commercially reasonable efforts to, prior to the Release Date, notify the undersigned that the same percentage of shares held by the undersigned as is held by the releasee shall be released from the restrictions set forth herein on the Release Date; provided that the failure to provide such notice shall not give rise to any claim or liability against the Underwriter, the Underwriters or the Company. The undersigned acknowledges that the Underwriter is under no obligation to inquire into whether, or to ensure that, the Company notifies the undersigned of the delivery by the Underwriter of any such notice, which is a matter between the undersigned and the Company. The foregoing shall not apply to any release granted to a holder of Common Stock pursuant to a registration statement filed with the Commission, provided that the undersigned has been given an opportunity to participate with other selling stockholders in such public offering (a “Follow-On Offering”) on a pro rata basis on pricing terms that are no less favorable than the terms of the Follow-On Offering, and in the event the Underwriter makes the determination to cut back the number of securities to be sold by selling stockholders in the Follow-On Offering, such cut back shall be applied to the undersigned on a basis consistent with all selling stockholders.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to the Underwriter to complete the transactions contemplated by the Underwriting Agreement and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Underwriting Agreement.

This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company and the undersigned. This Letter Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Underwriting Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this Letter Agreement does not intend to create any relationship between the undersigned and any Underwriter and that no Underwriter is entitled to cast any votes on the matters herein contemplated and that no issuance or sale of the Securities is created or intended by virtue of this Letter Agreement.

This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Underwriter.

It is understood that, this Letter Agreement shall automatically terminate, and the undersigned shall be released from its obligations hereunder, upon the earliest to occur, if any, of (i) prior to the execution of the Underwriting Agreement, the Company advises the Underwriter, in writing that it has determined not to proceed with the offering, (ii) the Underwriting Agreement is executed but is terminated prior to payment for and delivery of any Securities pursuant to the Underwriting Agreement, or (iii) within 45 days of the date hereof, in the event that the Underwriting Agreement has not been executed by such date.

This Letter Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provisions hereof be enforced by, any other Person.

*** SIGNATURE PAGE FOLLOWS***

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This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

Signature

Print Name

Position in Company, if any

Address for Notice:

Number of shares of Common Stock

Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

[Signature Page to Lock-Up Agreement]

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By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Letter Agreement.

MAIA BIOTECHNOLOGY, INC.

By:
Name:
Title:

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